Exhibit 4.9

[FORM OF CERTIFICATE OF STOCK]

NUMBER	EXPEDIA, INC.	SHARES
EP	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
PREFERRED STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 30212P

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK,
$.001 PAR VALUE PER SHARE, OF

Expedia, Inc. transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation, as now and hereafter amended, and of the By-laws of the Company (copies thereof being on file with the Secretary of the Company) and the holder hereof by accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

SIGNATURE TO COME	[CORPORATE SEAL OF EXPEDIA, INC.]	SIGNATURE TO COME
CHAIRMAN OF THE BOARD AND SENIOR EXECUTIVE		SECRETARY

COUNTERSIGNED AND REGISTERED:
        THE BANK OF NEW YORK
                TRANSFER AGENT AND REGISTRAR

BY
                        AUTHORIZED SIGNATURE

EXPEDIA, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK AND EACH OTHER CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —	_______ Custodian _______
TEN ENT —	as tenants by the entireties		(Cust) (Minor)
JT TEN —	as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act ___________________
	in common		(State)
Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

___________________________________________________________________ shares of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ____________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

FORM OF CONVERSION
(To be executed upon conversion of shares of Preferred Stock)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Preferred Stock Certificate, to convert _______ Preferred Shares into shares of common stock, par value $.001 per share, of Expedia, Inc. ("Common Stock") at the rate determined in accordance with the terms of the Certificate of Designations. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of:

(Please Print Name, Address and Social Security Number)

If said number of shares of Preferred Stock is less than all of the Preferred Stock convertible hereunder, the undersigned requests that a new Preferred Stock Certificate representing the remaining balance of the shares of Preferred Stock be registered in the name and delivered to the address stated below:

Dated: ____________________________, 20_______

Name:
Address:
Signature:	(Signature must conform in all respects to name of holder as specified on the face of the Preferred Stock Certificate)
(Insert Social Security or Taxpayer Identification Number of holder)
Signature Guaranteed:	Signature of Guarantor